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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  _____________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          QUALITY CARE SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         NEVADA                             86-0690975
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


         5030 E. SUNRISE DRIVE, PHOENIX, ARIZONA                85044
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



If this Form relates to the                  If this Form relates to the
registration of a class of debt              registration of a class of debt
securities and is effective upon             securities and is to become
filing pursuant to General                   effective simultaneously with the
Instruction A(c)(1) please check             effectiveness of a concurrent
the following box.                           registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2) please
                                             check the following box.


Securities Act registration statement file number to which
this form relates:                                              333-30432
                                                                (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
    -------------------                      ------------------------------




Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.  EXHIBITS.

Exhibit No.                Description of Exhibit
-----------                ----------------------

       1 Specimen Certificate for no par value common stock of Registrant, filed as Exhibit 4.1 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.

       2          Articles of Incorporation of Registrant as amended, filed as
                  Exhibit 3.2 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.

       3 Bylaws of Registrant as amended, filed as Exhibit 3.4 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            QUALITY CARE SOLUTIONS, INC.
                                            (Registrant)


Date:    February 16, 2000                  By:
                                                Robert F. Theilmann
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------

       1. Specimen Certificate for no par value common stock of Registrant, filed as Exhibit 4.1 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.

       2.         Articles of Incorporation of Registrant as amended, filed as
                  Exhibit 3.2 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.

       3. Bylaws of Registrant as amended, filed as Exhibit 3.4 to the Registration Statement on Form S-1 under the Securities Act of 1933, file No. 333-30432, filed on February 15, 2000 and incorporated herein by reference.


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